UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2016

Tailored Brands, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-16097	47-4908760
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6380 Rogerdale Road Houston, Texas	77072
(Address of principal executive offices)	(Zip Code)

281-776-7000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2016, the shareholders of Tailored Brands, Inc. (the “Company”) adopted the Tailored Brands, Inc. 2016 Long-Term Incentive Plan and the Tailored Brands, Inc. 2016 Cash Incentive Plan, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2016, the shareholders of the Company approved the following amendment to the Company’s Bylaws:

Section 2.06.  Submission of Questionnaire, Representation and Agreement; Resignation.  To be eligible to be a nominee for election or reelection as a director of the corporation (other than a nominee nominated pursuant to Section 2.05(A)(1)(a) or (b) or Section 2.05(B)(1) of Article II), a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 2.05 of Article II of these bylaws) to the Secretary at the principal executive offices of the corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock trading policies and guidelines of the corporation. In addition, for any person to be eligible to be a nominee for election or reelection as a director of the corporation, that person must deliver to the Secretary of the corporation a written and irrevocable resignation letter meeting the requirements of Section 21.4091 of the Texas Business Organization Code. Such resignation must be delivered prior to the meeting of shareholders at which his or her name is to be placed in nomination and shall state that it is irrevocable and that the person resigns as a director of the corporation effective upon (i) receiving less than a majority of the votes cast for the election of directors in an uncontested election of directors (i.e., more “against” votes than “for votes”), by shareholders entitled to vote in the election of directors at the meeting of the shareholders at which a vote is being taken with respect to the election of such person as a director and (ii) the Board of Directors of the corporation voting to accept such resignation by at least a majority vote of all directors. An election shall be considered contested if, at the time of the meeting of the shareholders at which such election is to take place, the number of persons standing for election, including any person with respect to whom the corporation has received a notice of intent to nominate in compliance with Section 2.05 of these Bylaws, exceeds the number of directors to be elected at the meeting of shareholders.

A copy of the Company’s Bylaws, as amended, are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

(a)                                 On June 16, 2016, the Company held its Annual Meeting of Shareholders.  At the meeting, the shareholders voted on the following proposals:

1.                                      the election of all ten directors to the Company’s Board of Directors for the coming year;

2.                                      adoption of the Tailored Brands, Inc. 2016 Long-Term Incentive Plan;

3.                                      adoption of the Tailored Brands, Inc. 2016 Cash Incentive Plan;

4.                                      approval of an amendment to the Company’s Bylaws to require the resignation of any director who does not receive a majority vote in uncontested director elections;

5.                                      approval, on an advisory basis, of the compensation of the Company’s named executive officers; and

6.                                      the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2016.

(b)                                 The ten nominees of the Board of Directors of the Company were elected at the meeting, and proposals 2-6 each received the affirmative votes required for approval.

The number of shares voted for, against and withheld, as well as the number of broker non-votes and abstentions, as the case may be, as to each proposal were as follows:

Proposal 1 — Election of Directors:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
William B. Sechrest	39,927,736	751,592	3,966,361
David H. Edwab	39,956,790	722,538	3,966,361
Douglas S. Ewert	40,078,774	600,554	3,966,361
B. Michael Becker	39,923,372	755,956	3,966,361
Irene Chang Britt	40,023,527	655,801	3,966,361
Rinaldo S. Brutoco	39,911,057	768,271	3,966,361
Dinesh S. Lathi	40,135,234	544,094	3,966,361
Grace Nichols	40,136,307	543,021	3,966,361
Allen I. Questrom	40,110,398	568,930	3,966,361
Sheldon I. Stein	40,106,011	573,317	3,966,361

Proposal 2 — Adoption of the Tailored Brands, Inc. 2016 Long-Term Incentive Plan:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

35,057,863	5,520,684	100,781	3,966,361

Proposal 3 — Adoption of the Tailored Brands, Inc. 2016 Cash Incentive Plan:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

39,810,534	764,072	104,722	3,966,361

Proposal 4 — Approval of an amendment to the Company’s Bylaws to require the resignation of any director who does not receive a majority vote in uncontested director elections:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

40,549,857	93,160	36,311	3,966,361

Proposal 5 — Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

39,964,984	637,791	76,553	3,966,361

Proposal 6 — Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2016:

Shares Voted For	Shares Voted Against	Abstentions

43,259,759	1,298,095	87,835

Item 8.01                                           Other Events.

On June 20, 2016, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.18 per share on the Company’s common stock, payable on September 23, 2016 to shareholders of record at the close of business on September 13, 2016.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are included in this Form 8-K:

Number	Description

3.1	Bylaws of Tailored Brands, Inc., as amended (filed herewith).

10.1

Tailored Brands, Inc. 2016 Long-Term Incentive Plan (incorporated by reference from Appendix A to the Company’s proxy statement on Schedule 14A relating to the 2016 Annual Meeting of Shareholders of the Company filed with the Commission on May 5, 2016 (File No. 1-16097).

10.2

Tailored Brands, Inc. 2016 Cash Incentive Plan (incorporated by reference from Appendix B to the Company’s proxy statement on Schedule 14A relating to the 2016 Annual Meeting of Shareholders of the Company filed with the Commission on May 5, 2016 (File No. 1-16097).

99.1	Press Release of the Company dated June 20, 2016 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2016

TAILORED BRANDS, INC.

	By:	/s/ BRIAN T. VACLAVIK
Brian T. Vaclavik
Senior Vice President and Chief Accounting Officer

Index to Exhibits

Exhibit No.	Description

3.1	Bylaws of Tailored Brands, Inc., as amended (filed herewith).

10.1

Tailored Brands, Inc. 2016 Long-Term Incentive Plan (incorporated by reference from Appendix A to the Company’s proxy statement on Schedule 14A relating to the 2016 Annual Meeting of Shareholders of the Company filed with the Commission on May 5, 2016 (File No. 1-16097).

10.2

Tailored Brands, Inc. 2016 Cash Incentive Plan (incorporated by reference from Appendix B to the Company’s proxy statement on Schedule 14A relating to the 2016 Annual Meeting of Shareholders of the Company filed with the Commission on May 5, 2016 (File No. 1-16097).

99.1	Press Release of the Company dated June 20, 2016 (filed herewith).